EXHIBIT 10.2
                            Indemnification Agreement
                                     between
                        CNL Health Care Properties, Inc.
                                       and
                             Thomas J. Hutchison III

                         INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT ("Agreement") is made and entered into as of the 21st day of February, 2000, by and among CNL Health Care Properties, Inc., a Maryland corporation (the "Company") and Thomas J.
Hutchison III, a director and/or officer of the Company (the "Indemnitee").

                              W I T N E S S E T H:

         WHEREAS, the interpretation of ambiguous statutes, regulations, articles of incorporation and bylaws regarding indemnification of directors and officers may be too uncertain to provide such directors and officers with adequate notice of the legal, financial and other risks to which they may be exposed by virtue of their service as such; and

         WHEREAS, damages sought against directors and officers in shareholder or similar litigation by class action plaintiffs may be substantial, and the costs of defending such actions and of judgments in favor of plaintiffs or of settlement therewith may be prohibitive for individual directors and officers, without regard to the merits of a particular action and without regard to the culpability of, or the receipt of improper personal benefit by, any named director or officer to the detriment of the corporation; and

         WHEREAS, the issues in controversy in such litigation usually relate to the knowledge, motives and intent of the director or officer, who may be the only person with firsthand knowledge of essential facts or exculpating circumstances who is qualified to testify in his defense regarding matters of such a subjective nature, and the long period of time which may elapse before final disposition of such litigation may impose undue hardship and burden on a director or officer or his estate in launching and maintaining a proper and adequate defense of himself or his estate against claims for damages; and

         WHEREAS, the Company is organized under the Maryland General Corporation Law (the "MGCL") and Section 2-418 of the MGCL empowers corporations to indemnify and advance expenses of litigation to a person serving as a director, officer, employee or agent of a corporation and to persons serving at the request of the corporation, while a director of a corporation, as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, and further provides that the indemnification and advancement of expenses set forth in said section, subject to certain limitations are not "exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office"; and

         WHEREAS, the Articles of Incorporation of the Company, as they may be amended or amended and restated from time to time (the "Articles of Incorporation"), provide that the Company shall indemnify and hold harmless directors, advisors, or affiliates, as such terms are defined in the Articles of Incorporation; and

         WHEREAS, the Board of Directors of the Company (the "Board") has concluded that it is reasonable and prudent for the Company contractually to obligate itself to indemnify in a reasonable and adequate manner the Indemnitee and to assume for itself maximum liability for expenses and damages in connection with claims lodged against him for his decisions and actions as a director and/or officer of the Company; and

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, the parties agree as follows:

                                        I
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         A. "Board" shall mean the Board of Directors of the Company.

         B. "Change in Control" shall mean a change in the ownership or power to direct the Voting Securities of the Company or the acquisition by a person not affiliated with the Company of the ability to direct the management of the Company.

         C. "Corporate Status" shall mean the status of a person who is or was a director or officer of the Company, or a member of any committee of the Board, and the status of a person who, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, partner (including service as a general partner of any limited partnership), trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other incorporated or unincorporated entity or enterprise or employee benefit plan.

         D. "Disinterested Director" shall mean a director of the Company who neither is nor was a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

         E. "Expenses" shall mean without limitation expenses of Proceedings including all attorneys' fees, retainers, court costs, transcript costs, fees of experts, investigation fees and expenses, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

         F. "Good Faith Act or Omission" shall mean an act or omission of the Indemnitee reasonably believed by the Indemnitee to be in or not opposed to the best interests of the Company and other than (i) one involving negligence or misconduct, or, if the Indemnitee is an independent director, one involving gross negligence or willful misconduct; (ii) one that was material to the loss or liability and that was committed in bad faith or that was the result of active or deliberate dishonesty; (iii) one from which the Indemnitee actually received an improper personal benefit in money, property or services; or (iv) in the case of a criminal Proceeding, one as to which the Indemnitee had cause to believe his conduct was unlawful.

         G. "Liabilities" shall mean liabilities of any type whatsoever, including, without limitation, any judgments, fines, excise taxes and penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

         H. "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, or any appeal therefrom.

         I. "Voting Securities" shall mean any securities of the Company that are entitled to vote generally in the election of directors.

                                       II
                            TERMINATION OF AGREEMENT

         This Agreement shall continue until, and terminate upon the later to occur of (i) the death of the Indemnitee; or (ii) the final termination of all Proceedings (including possible Proceedings) in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by the Indemnitee regarding the interpretation or enforcement of this Agreement.

                                       III
                        SERVICE BY INDEMNITEE, NOTICE OF
                         PROCEEDINGS, DEFENSE OF CLAIMS

         A. Notice of Proceedings. The Indemnitee agrees to notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the Indemnitee's omission to so notify the Company shall not relieve the Company from any liability which it may have to the Indemnitee under this Agreement.

         B. Defense of Claims. The Company will be entitled to participate, at its own expense, in any Proceeding of which it has notice. The Company jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of the Indemnitee therein, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of the Indemnitee in any Proceeding if there has been a Change in Control or if the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee with respect to such Proceeding. The Company will not be liable to the Indemnitee under this Agreement for any Expenses incurred by the Indemnitee in connection with the defense of any Proceeding, other than reasonable costs of investigation or as otherwise provided below, after notice from the Company to the Indemnitee of its election to assume the defense of the Indemnitee therein. The Indemnitee shall have the right to employ his own counsel in any such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company; (ii) the Indemnitee shall have reasonably concluded that counsel employed by the Company may not adequately represent the Indemnitee and shall have so informed the Company; or (iii) the Company shall not in fact have employed counsel to assume the defense of the Indemnitee in such Proceeding or such counsel shall not, in fact, have assumed such defense or such counsel shall not be acting, in connection therewith, with reasonable diligence; and in each such case the fees and expenses of the Indemnitee's counsel shall be advanced by the Company in accordance with this Agreement.

         C. Settlement of Claims. The Company shall not settle any Proceeding in any manner which would impose any liability, penalty or limitation on the Indemnitee without the written consent of the Indemnitee; provided, however, that the Indemnitee will not unreasonably withhold or delay consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by the Indemnitee without the Company's written consent, which consent shall not be unreasonably withheld or delayed.

                                       IV
                                 INDEMNIFICATION

         A. In General. Upon the terms and subject to the conditions set forth in this Agreement, the Company shall hold harmless and indemnify the Indemnitee against any and all Liabilities actually incurred by or for him in connection with any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) to the fullest extent required or permitted by the Articles of Incorporation and by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. For all matters for which the Indemnitee is entitled to indemnification under this Article IV, the Indemnitee shall be entitled to advancement of Expenses in accordance with Article V hereof.

         B. Proceeding Other Than a Proceeding by or in the Right of the Company. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) (other than a Proceeding by or in the right of the Company) by reason of his Corporate Status, or by reason of alleged action or inaction by him in any such capacity, the Company shall, subject to the limitations set forth in Section IV.F. below, hold harmless and indemnify him against any and all Expenses and Liabilities actually and reasonably incurred by or for the Indemnitee in connection with the Proceeding if the act(s) or omission(s) of the Indemnitee giving rise thereto were Good Faith Act(s) or Omission(s).

         C. Proceedings by or in the Right of the Company. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) by or in the right of the Company to procure a judgment in its favor by reason of his Corporate Status, or by reason of any action or inaction by him in any such capacity, the Company shall, subject to the limitations set forth in
Section IV.F. below, hold harmless and indemnify him against any and all Expenses actually incurred by or for him in connection with the investigation, defense, settlement or appeal of such Proceeding if the act(s) or omission(s) of the Indemnitee giving rise to the Proceeding were Good Faith Act(s) or Omission(s); except that no indemnification under this Section IV.C. shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged to be liable to the Company, unless a court of appropriate jurisdiction (including, but not limited to, the court in which such Proceeding was brought) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, regardless of whether the Indemnitee's act(s) or omission(s) were found to be a Good Faith Act(s) or Omission(s), the Indemnitee is fairly and reasonably entitled to indemnification for such Expenses which such court shall deem proper.

         D. Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of the Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Indemnitee shall be indemnified by the Company to the maximum extent consistent with applicable law, against all Expenses and Liabilities actually incurred by or for him in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall hold harmless and indemnify the Indemnitee to the maximum extent consistent with applicable law, against all Expenses and Liabilities actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter in such Proceeding. Resolution of a claim, issue or matter by dismissal, with or without prejudice, except as provided in subsection F hereof, shall be deemed a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI hereof) that the act(s) or omission(s) of the Indemnitee giving rise thereto were not a Good Faith Act(s) or Omission(s).

         E. Indemnification for Expenses of Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee, by reason of the Indemnitee's Corporate Status, has prepared to serve or has served as a witness in any Proceeding, or has participated in discovery proceedings or other trial preparation, the Indemnitee shall be held harmless and indemnified against all Expenses actually and reasonably incurred by or for him in connection therewith.

         F. Specific Limitations on Indemnification. In addition to the other limitations set forth in this Article IV, and notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any payment to the Indemnitee for indemnification with respect to any Proceeding:

                  1. To the extent that payment is actually made to the Indemnitee under any insurance policy or is made on behalf of the Indemnitee by or on behalf of the Company otherwise than pursuant to this Agreement.

                  2. If a court in such Proceeding has entered a judgment or other adjudication which is final and has become nonappealable and establishes that a claim of the Indemnitee for such indemnification arose from: (i) a breach by the Indemnitee of the Indemnitee's duty of loyalty to the Company or its shareholders; (ii) acts or omissions of the Indemnitee that are not Good Faith Acts or Omissions or which are the result of active and deliberate dishonesty; (iii) acts or omissions of the Indemnitee which the Indemnitee had reasonable cause to believe were unlawful; or (iv) a transaction in which the Indemnitee actually received an improper personal benefit in money, property or services.

                  3. If there has been no Change in Control, for Liabilities in connection with Proceedings settled without the consent of the Company which consent, however, shall not be unreasonably withheld.

                  4. For any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

                                        V
                             ADVANCEMENT OF EXPENSES

         Notwithstanding any provision to the contrary in Article VI hereof, the Company shall advance to the Indemnitee all Expenses which, by reason of the Indemnitee's Corporate Status, were incurred by or for him in connection with any Proceeding for which the Indemnitee is entitled to indemnification pursuant to Article IV hereof, in advance of the final disposition of such Proceeding, provided that all of the following are satisfied: (i) the Indemnitee was made a party to the proceeding by reason of his service as a director or officer of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company pursuant to Article IV hereof, (iii) the Indemnitee provides the Company with a written agreement (the "Undertaking") to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct, and (iv) the legal proceeding was initiated by a third party who is not a stockholder of the Company or, if by a stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement. The Indemnitee shall be required to execute and submit the Undertaking to repay Expenses advanced in the form of Exhibit A attached hereto or in such form as may be required under applicable law as in effect at the time of execution thereof. The Undertaking shall reasonably evidence the Expenses incurred by or for the Indemnitee and shall contain the written affirmation by the Indemnitee, described above, of his good faith belief that the standard of conduct necessary for indemnification has been met. The Company shall advance such expenses within five (5) business days after the receipt by the Company of the Undertaking. The Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured.

                                       VI
                      PROCEDURE FOR PAYMENT OF LIABILITIES;
                    DETERMINATION OF RIGHT TO INDEMNIFICATION

         A. Procedure for Payment. To obtain indemnification for Liabilities under this Agreement, the Indemnitee shall submit to the Company a written request for payment, including with such request such documentation as is reasonably available to the Indemnitee and reasonably necessary to determine whether, and to what extent, the Indemnitee is entitled to indemnification and payment hereunder. The Secretary of the Company, or such other person as shall be designated by the Board of Directors, promptly upon receipt of a request for indemnification shall advise the Board of Directors, in writing, of such request. Any indemnification payment due hereunder shall be paid by the Company no later than five (5) business days following the determination, pursuant to this Article VI, that such indemnification payment is proper hereunder.

         B. No Determination Necessary when the Indemnitee was Successful. To the extent the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding referred to in Sections IV.B. or IV.C. above or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against Expenses actually and reasonably incurred by or for him in connection with the investigation, defense or appeal of such Proceeding.

         C.  Determination  of Good  Faith Act or  Omission.  In the event  that
Section VI.B. is inapplicable, the Company also shall hold harmless and indemnify the Indemnitee unless the Company shall prove by clear and convincing evidence to a forum listed in Section VI.D. below that the act(s) or omission(s) of the Indemnitee giving rise to the Proceeding were not Good Faith Act(s) or Omission(s).

         D. Forum for Determination. The Indemnitee shall be entitled to select from among the following the forums, in which the validity of the Company's claim under Section VI.C., above, that the Indemnitee is not entitled to indemnification will be heard:

                  1.       A quorum of the Board consisting of Disinterested
                           Directors;

                  2.       The shareholders of the Company;

                  3. Legal counsel selected by the Indemnitee, subject to the approval of the Board, which approval shall not be unreasonably delayed or denied, which counsel shall make such determination in a written opinion; or

                  4. A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected jointly by the first two arbitrators so selected.

As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee's choice of forum pursuant to this Section VI.D., the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim. The fees and expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Company. If the Company shall fail to submit the matter to the selected forum within thirty (30) days after the Indemnitee's written notice or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty (30) days after the matter has been submitted to it by the Company, the requisite determination that the Indemnitee has the right to indemnification shall be deemed to have been made.

         E. Right to Appeal. Notwithstanding a determination by any forum listed in Section VI.D. above that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Such enforcement action shall consider the Indemnitee's entitlement to indemnification de novo, and the Indemnitee shall not be prejudiced by reason of a prior determination that the Indemnitee is not entitled to indemnification. The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company further agrees to stipulate in any such judicial proceeding that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         F. Right to Seek Judicial Determination. Notwithstanding any other provision of this Agreement to the contrary, at any time after sixty (60) days after a request for indemnification has been made to the Company (or upon earlier receipt of written notice that a request for indemnification has been rejected) and before the third (3rd) anniversary of the making of such indemnification request, the Indemnitee may petition a court of competent jurisdiction, whether or not the court has jurisdiction over, or is the forum in which is pending, the Proceeding, to determine whether the Indemnitee is entitled to indemnification hereunder, and such court thereupon shall have the exclusive authority to make such determination, unless and until such court dismisses or otherwise terminates the Indemnitee's action without having made such determination. The court, as petitioned, shall make an independent determination of whether the Indemnitee is entitled to indemnification hereunder, without regard to any prior determination in any other forum as provided hereby.

         G. Expenses under this Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section VI involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other action between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, even if it is finally determined that the Indemnitee is not entitled to indemnification in whole or in part hereunder.

                                       VII
                             PRESUMPTIONS AND EFFECT
                             OF CERTAIN PROCEEDINGS

         A. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person, persons, entity or entities making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

         B. Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order or settlement shall not create a presumption that the act(s) or omission(s) giving rise to the Proceeding were not Good Faith Act(s) or Omission(s). The termination of any Proceeding by conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the act(s) or omission(s) of the Indemnitee giving rise to the Proceeding were not Good Faith Act(s) or Omission(s).

         C. Reliance as Safe Harbor. For purposes of any determination of whether any act or omission of the Indemnitee was a Good Faith Act or Omission, each act of the Indemnitee shall be deemed to be a Good Faith Act or Omission if the Indemnitee's action is based on the records or books of accounts of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this Section VII.C. shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement or under applicable law.

         D. Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.

                                      VIII
                                    INSURANCE

         In the event that the Company maintains officers' and directors' or similar liability insurance to protect itself and any director or officer of the Company against any expense, liability or loss, such insurance shall cover the Indemnitee to at least the same degree as each other director and/or officer of the Company.

                                       IX
                           OBLIGATIONS OF THE COMPANY
                            UPON A CHANGE IN CONTROL

         In the event of a Change in Control, upon written request of the Indemnitee the Company shall establish a trust for the benefit of the Indemnitee hereunder (a "Trust") and from time to time, upon written request from the Indemnitee, shall fund the Trust in an amount sufficient to satisfy all amounts actually paid hereunder as indemnification for Liabilities or Expenses (including those paid in advance) or which the Indemnitee reasonably determines and demonstrates, from time to time, may be payable by the Company hereunder. The amount or amounts to be deposited in the Trust shall be determined by legal counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. The terms of the Trust shall provide that
(i) the Trust shall not be dissolved or the principal thereof invaded without the written consent of the Indemnitee; (ii) the trustee of the Trust (the "Trustee") shall be selected by the Indemnitee; (iii) the Trustee shall make advances to the Indemnitee for Expenses within ten (10) business days following receipt of a written request therefor (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Article V hereof; (iv) the Company shall continue to fund the Trust from time to time in accordance with its funding obligations hereunder; (v) the Trustee promptly shall pay to the Indemnitee all amounts as to which indemnification is due under this Agreement; (vi) unless the Indemnitee agrees otherwise in writing, the Trust for the Indemnitee shall be kept separate from any other trust established for any other person to whom indemnification might be due by the Company; and (vii) all unexpended funds in the Trust shall revert to the Company upon final, nonappealable determination by a court of competent jurisdiction that the Indemnitee has been indemnified to the full extent required under this Agreement.

                                        X
                                NON-EXCLUSIVITY,
                          SUBROGATION AND MISCELLANEOUS

         A. Non-Exclusivity. The rights of the Indemnitee hereunder shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under any provision of law, the Articles of Incorporation, the Bylaws of the Company, as the same may be in effect from time to time, any agreement, a vote of shareholders of the Company or a resolution of directors of the Company or otherwise, and to the extent that during the term of this Agreement the rights of the then-existing directors and officers of the Company are more favorable to such directors or officers than the rights currently provided to the Indemnitee under this Agreement, the Indemnitee shall be entitled to the full benefits of such more favorable rights. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof which would in any way limit the benefits and protections afforded to an Indemnitee hereby shall be effective as to such Indemnitee with respect to any action or inaction by such Indemnitee in the Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

         B. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         C. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand, by courier or by telegram and receipted for by the party to whom said notice or other communication shall have been directed at the time indicated on such receipt; (ii) if by facsimile at the time shown on the confirmation of such facsimile transmission; or (iii) if by U.S. certified or registered mail, with postage prepaid, on the third business day after the date on which it is so mailed:

         If to the Indemnitee, as shown with the Indemnitee's signature below.

         If to the Company to:

                  CNL Health Care Properties, Inc.
                  450 South Orange Avenue
                  Orlando, FL  32801
                  Attention:  President
                  Facsimile No. (407)423-2894

or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

         D. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Maryland, without application of the conflict of laws principles thereof.

         E. Binding Effect. Except as otherwise provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The Company shall require any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of its respective assets or business, by written agreement in form and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to be bound by and to perform this Agreement in the same manner and to the same extent as the Company would be required to perform absent such succession or assignment.

         F. Waiver. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

         G. Entire Agreement. This Agreement, constitutes the entire agreement and understanding among the parties hereto in reference to the subject matter hereof; provided, however, that the parties acknowledge and agree that the Amended and Restated Articles of Incorporation of the Company contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to such instruments.

         H. Titles. The titles to the articles and sections of this Agreement are inserted for convenience of reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

         I. Invalidity of Provisions. Every provision of this Agreement is severable, and the invalidity or unenforceability of any term or provision shall not effect the validity or enforceability of the remainder of this Agreement.

         J. Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         K. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    CNL HEALTH CARE PROPERTIES, INC.

                                    By:
                                    Name:    Robert A. Bourne
                                    ________________________, as INDEMNITEE


                                    Name:    Thomas J. Hutchison III
                                    Title:   Executive Vice President
                                    Address: 450 South Orange Avenue
                                             Orlando, Florida  32801
                                   Facsimile No.: (407) 423-2984

                                    EXHIBIT A

                 FORM OF UNDERTAKING TO REPAY EXPENSES ADVANCED


The Board of Directors of CNL Health Care
Properties, Inc.

         Re:      Undertaking to Repay Expenses Advanced

Ladies and Gentlemen:

         This undertaking is being provided pursuant to that certain Indemnification Agreement dated the ____ day of September, 1998, by and among CNL Health Care Properties, Inc. and the undersigned Indemnitee (the "Indemnification Agreement"), pursuant to which I am entitled to advancement of expenses in connection with [Description of Proceeding] (the "Proceeding"). Terms used herein and not otherwise defined shall have the meanings specified in the Indemnification Agreement.

         I am subject to the Proceeding by reason of my Corporate Status or by reason of alleged actions or omissions by me in such capacity. During the period of time to which the Proceeding relates I was _____________________ [name of office(s) held] of CNL Health Care Properties, Inc. Pursuant to Section IV of the Indemnification Agreement, the Company is obligated to reimburse me for Expenses that are actually and reasonably incurred by or for me in connection with the Proceeding, provided that I execute and submit to the Company an Undertaking in which I (i) undertake to repay any Expenses paid by the Company on my behalf, together with the applicable legal rate of interest thereon, if it shall be ultimately determined that I am not entitled to be indemnified thereby against such Expenses; (ii) affirm my good faith belief that I have met the standard of conduct necessary for indemnification; and (iii) reasonably evidence the Expenses incurred by or for me.

[Description of expenses incurred by or for Indemnitee]

         This letter shall constitute my undertaking to repay to the Company any Expenses paid by it on my behalf, together with the applicable legal rate of interest thereon, in connection with the Proceeding if it is ultimately determined that I am not entitled to be indemnified with respect to such Expenses as set forth above. I hereby affirm my good faith belief that I have met the standard of conduct necessary for indemnification and that I am entitled to such indemnification.

                                         ----------------------------------
                                         Signature
                                         ----------------------------------
                                         Print Name
                                         ----------------------------------

                                         Date